Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                        37
Due Period                                            01-Oct-98
Distribution Date                                     13-Nov-98
Payment Date                                          16-Nov-98

*** Trust Portfolio Summary ***

Annualized Cash Yield                                    18.61%
Annualized Gross Losses                                 -10.19%
Annualized Portfolio Yield                                8.42%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
     30 -   59 days  ($)                            205519239.4
     30 -   59 days (%)                                   5.45%
     60 -   89 days ($)                             72031733.44
     60 -   89 days (%)                                   1.91%
     90 - 119 days ($)                               52330205.5
     90 - 119 days (%)                                    1.39%
   120 - 149 days ($)                               43189704.81
   120 - 149 days (%)                                     1.14%
   150 - 179 days ($)                               38032032.63
   150 - 179 days (%)                                     1.01%
   180 - 209 days ($)                               36091527.85
   180 - 209 days (%)                                     0.96%
   210 - 239 days ($)                               35817481.69
   210 - 239 days (%)                                     0.95%
   240 - 269 days ($)                               34545885.94
   240 - 269 days (%)                                     0.92%
   270 - 299 days ($)                               33175931.84
   270 - 299 days (%)                                     0.88%
            300+ days  ($)                           6455551.13
            300+ days (%)                                 0.17%


Additional Balances on Existing Credit Lines 49,133,042.35 (draws - principal only)
Principal Collections                            115,990,520.35
Defaulted Receivables                             32,895,486.07
Finance Charge  & Administrative Collections      58,618,470.04
Recoveries                                         1,440,756.00


Average Principal Balance                      3,873,735,838.45
Personal Homeowner Lines as % of Total                   28.90%
Principal


Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:                                  32
Distribution Date:                                    13-Nov-98
Payment Date:                                         16-Nov-98
Collection Period Beginning:                          01-Oct-98
Collection Period Ending:                             31-Oct-98
Note and Certificate Accrual Beginning:               15-Oct-98
Note and Certificate Accrual Ending:                  16-Nov-98

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation                9.98%
Invested Amount
OC Balance as % of Ending Participation                  10.26%
Invested Amount
OC Balance as % of Ending Participation                   9.69%
Invested Amount (3 month average)
Does Early Amortization Start Based on                      ---
OC/Part. Invstd. Amt. Test
Is the MAP Over?                                           0.00
Is this the Early Amortization Period?                     0.00

Interest Allocation Percentage Calculation:
Numerator                                        441,480,969.77
Denominator - Component (x) - Aggregate        3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        3,814,341,919.67
Numerators
Applicable Interest Allocation Percentage                11.40%

Principal Allocation Percentage Calculation:
Numerator                                        441,480,969.77
Denominator - Component (x) - Aggregate        3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        3,822,187,074.33
Numerators
Applicable Principal Allocation Percentage               11.40%

Default Allocation Percentage Calculation:
Numerator                                        441,480,969.77
Denominator - Component (x) - Aggregate        3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        3,814,341,919.67
Numerators
Default Allocation Percentage (Floating                  11.40%
Allocation Percentage)

Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount              7,946,657.46
Series Participation Interest Default Amount       3,749,024.64
(Sec. 4.11 (a)(iii))
Excess of (i) 1.8% of Part. Inv. Amt.  over        4,197,632.82
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                           4,197,632.82

Investor Principal Collections                     7,619,596.55
Investor Finance Charge and Admin.                 6,844,815.05
Collections (4.11a)
Investor Allocated Defaulted Amounts               3,749,024.64

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal         441,480,969.77
Balance
Beginning Participation Invested Amount          441,480,969.77
Ending Participation Unpaid Principal Balance    430,112,348.59
Ending Participation Invested Amount             430,112,348.59

Beginning Participation Unpaid Principal           2,483,330.45
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts        2,052,103.44
Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 25bps per             91,975.20
annum
Participation Interest Distribution Amount         2,483,330.45

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin.                 6,844,815.05
Collections (4.11a)
Servicing Fee if HFC is not the Servicer                   0.00
(Sec. 4.11 (a)(i)
Series Participation Interest  Monthly             2,483,330.45
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount       3,749,024.64
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest                   0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.           612,459.96
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                               (0.00)

Reconciliation Check                                       0.00

Series Participation Interest Monthly             11,368,621.18
Principal

Beginning Unreimbursed Participation Interest              0.00
Charge-Offs
Series Participation Interest Charge-Offs                  0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest                   0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                 0.00
Charge-Offs

Available Investor Principal Collections          11,368,621.18
Participation Interest Distribution Amount         2,483,330.45
Series Participation Interest Charge-Offs                  0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts        2,052,103.44
Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                      431,227.01
Beginning Net Charge-Offs                                  0.00
Reversals                                                  0.00

+Available Investor Principal Collections         11,368,621.18
+Series Participation Interest Charge Offs                 0.00
+ Lesser of Excess Interest and Carryover                  0.00
Charge Offs

Optimum Monthly Principal                         11,368,621.18
Are the Notes Retired ?                                    0.00
Accelerated Principal Payment                         91,975.20

Beginning Class A Security Balance               235,733,144.55
Beginning Class B Security Balance               136,244,640.00
Beginning Certificate  Security Balance           25,455,360.00
Beginning Overcollateralization Amount plus       44,139,800.43
APP
Beginning Class A Adjusted Balance               235,733,144.55
Beginning Class B Adjusted Balance               136,244,640.00
Beginning Certficate  Adjusted Balance            25,455,360.00
Beginning Overcollateralization Amount plus       44,139,800.43
APP
Class A Balance After Payment pursuant to        224,364,523.37
clause (iv)
Class B Balance After Payment pursuant to        136,244,640.00
clause (v)
Certificate Balance After Payment pursuant to     25,455,360.00
clause (vi)
Class B Minimum Adjusted Principal Balance        49,000,000.00
Certificate Minimum Adjusted Principal             4,900,000.00
Balance
Minimum Overcollateralization Amount              13,300,000.00
Certificate Minimum Balance Target                13,034,124.61
Scheduled Certificate Payment to Certificate      12,421,235.39
Minimum Balance Target
Class A Targeted Balance                         223,658,421.27
Class B Targeted Balance                         149,833,219.91
Certificate Targeted Balance                      28,642,512.11
Class A:  Payment Required to get to Target       12,074,723.28
Class B:  Payment Required to get to Target                0.00
or Minimum Adjusted Balance
Certificate:  Payment Required to get to                   0.00
Target or Minimum Adjusted Balance
OC:  Payment to get to Minimum                    30,839,800.43
Overcollateralization Amount

Section 3.05 Payment of Principal and                      0.00
Interest;  Defaulted Interest

Pay Certificate Yield in step (i) (1= Yes)                 1.00
Remittances on the Participation                  13,851,951.63

Interest and Yield
(i)     Pay Class A Interest Distribution          1,179,417.97
(Sec. 3.05 (i)(a))
(ii)    Pay Class B Interest Distribution            727,678.38
(Sec. 3.05 (i)(b))
(iii)   Pay Certificates the Certificate             145,007.08
Yield (Sec. 3.05 (i)(c))

Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal          11,368,621.18
Balance (Sec. 3.05 (ii)(a))
(v)    Pay Class B to Targeted Principal                   0.00
Balance (Sec. 3.05 (ii)(b))

ONLY Pay Certificate Interest if not paid                  0.00
pursuant to (Sec. 3.05 (i)(c))

Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal               0.00
Balance (Sec. 3.05 (iii))
(vii)  Pay OC Remaining Optimal Monthly                    0.00
Principal Amount (Sec. 3.05 (iv)(d))

Principal up to the Accelerated Principal
Payment Amount
(viii) (a  )  Pay Class A to Targeted                 91,975.20
Principal Balance (Sec. 3.05 (v)(a))
(viii) (b  )  Pay Class B to Targeted                      0.00
Principal Balance (Sec. 3.05 (v)(b))
(viii) (c  )  Pay Class A to zero (Sec. 3.05               0.00
(v)(c))
(viii) (d  )  Pay Class B to zero (Sec. 3.05               0.00
(v)(d))

Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05                      0.00
(vi)(a))
(xii)  Pay Class B to zero (Sec. 3.05                      0.00
(vi)(b))
(xiii) Pay Certificates, st.Certificate Min.               0.00
Bal. Target (Sec. 3.05 (vi)(c))
(ix)   Pay OC Remaining Optimum Monthly                    0.00
Principal (Sec. 3.05 (vi)(d))

Remaining Amounts to Issuer (Sec. 3.05 (vii))        339,251.81

Total Reconciliation Check                                 0.00
(should equal $0.00)
Accelerated Principal Reconciliation                       0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                   0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A Note Security Balance         $235,733,144.55
Beginning Class B Note Security Balance         $136,244,640.00
Beginning Certificate Security Balance           $25,455,360.00
Beginning Overcollateralization Amount           $44,047,825.23
Beginning Class A Adjusted Balance              $235,733,144.55
Beginning Class B Adjusted Balance              $136,244,640.00
Beginning Certficate  Adjusted Balance           $25,455,360.00
Beginning Overcollateralization Amount           $44,047,825.23
Ending Class A Note Security Balance            $224,272,548.17
Ending Class B Note Security Balance            $136,244,640.00
Ending Certificate Security Balance              $25,455,360.00
Ending Overcollateralization Amount              $44,139,800.43
Ending Class A Adjusted Balance                 $224,272,548.17
Ending Class B Adjusted Balance                 $136,244,640.00
Ending Certficate  Adjusted Balance              $25,455,360.00
Ending Overcollateralization Amount              $44,139,800.43
Class A Note Rate Capped at 13%                       5.628590%
Class B Note Rate Capped at 15%                       6.008590%
Certificate Rate Capped at 16%                        6.408590%
Class A Interest Due                              $1,179,417.97
Class B Interest Due                                $727,678.38
Certificate Yield  Due                              $145,007.08
Class A Interest Paid                             $1,179,417.97
Class B Interest Paid                               $727,678.38
Certificate Yield Paid                              $145,007.08
Class A Unpaid Interest                                   $0.00
Class B Unpaid Interest                                   $0.00
Certificate Unpaid Yield                                  $0.00
Class A Principal Paid                           $11,460,596.38
Class B Principal Paid                                    $0.00
Certificate Principal Paid                                $0.00
OC Principal Paid                                         $0.00
Beginning Class A Net Charge-Off                          $0.00
Beginning Class B Net Charge-Off                          $0.00
Beginning Certificate Net Charge-Off                      $0.00
Beginning OC Net Charge-Off                               $0.00
Reversals Allocated to Class A                            $0.00
Reversals Allocated to Class B                            $0.00
Reversals Allocated to Certificates                       $0.00
Reversals Allocated to OC  plus Acclerated           $91,975.20
Principal Payments
 Total Charge-Offs:                                       $0.00
Charge-Offs Allocated to Class A                          $0.00
Charge-Offs Allocated to Class B                          $0.00
Charge-Offs Allocated to Certificates                     $0.00
Charge-Offs Allocated to OC                               $0.00
Ending Class A Net Charge-Off                             $0.00
Ending Class B Net Charge-Off                             $0.00
Ending Certificate Net Charge-Off                         $0.00
Ending OC Net Charge-Off                                  $0.00
Bond Balance Reconciliation    (should equal            ($0.00)
$0.00)

Certificate Balance/Participation Invested              5.7659%
Amount (Beginning of Month)

Designated Certificate / Certificate Security         1.003168%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month        $255,360.00
Principal Payments in Respect of  Designated              $0.00
Certificate (Sec. 3.05 (iii) & (vi)(c))
Designated Certificate  - End of Month              $255,360.00
Interest Payments in Respect of Designated            $1,454.66
Certificate (Sec. 3.05 (i)(c))

Designated Certificateholder Accelerated          $4,147,825.23
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))        $91,975.20
Payments to Holder of Designated Certificate              $0.00
in respect to Acc. Prin. (Sec. 3.05 (iv) &
(vi)(d))
Designated Certificateholder Accelerated          $4,239,800.43
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount     $39,900,000.00
(Beginning of Month)
Payments to Designated Certificates in                    $0.00
Reduction of Holdback Amount (Sec. 3.05 (iv)
& (vi)(d))
Designated Certificateholder Holdback Amount     $39,900,000.00
(End of Month)

Remaining Payments to Designated Certificates             $0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))       $339,251.81

Monthly Security  Report                                  $0.00
Household Consumer Loan Trust 1996-1                      $0.00

Distribution Date                                     13-Nov-98
Payment Date:                                         16-Nov-98
Collection Period Beginning                           01-Oct-98
Collection Period Ending:                             31-Oct-98
Note and Certificate Accrual Beginning:               15-Oct-98
Note and Certificate Accrual Ending:                  16-Nov-98


Ending Pool Principal Balance                 $3,774,205,678.59
Series 1996-1 Participation Invested Amount     $430,112,348.59
Seller Amount                                    $58,222,665.05
Remittances on the Participation                 $13,851,951.63
Optimum Monthly Principal                        $11,368,621.18
Accelerated Principal Payment                        $91,975.20
Beginning Class A Note Security Balance         $235,733,144.55
Beginning Class B Note Security Balance         $136,244,640.00
Beginning Certificate Security Balance           $25,455,360.00
Beginning Overcollateralization Amount           $44,047,825.23
Beginning Class A Adjusted Balance              $235,733,144.55
Beginning Class B Adjusted Balance              $136,244,640.00
Beginning Certficate  Adjusted Balance           $25,455,360.00
Beginning Overcollateralization Amount           $44,047,825.23
Ending Class A Note Security Balance            $224,272,548.17
Ending Class B Note Security Balance            $136,244,640.00
Ending Certificate Security Balance              $25,455,360.00
Ending Overcollateralization Amount              $44,139,800.43
Ending Class A Adjusted Balance                 $224,272,548.17
Ending Class B Adjusted Balance                 $136,244,640.00
Ending Certificate  Adjusted Balance             $25,455,360.00
Ending Overcollateralization Amount              $44,139,800.43
Class A Note Rate Capped at 13%                       5.628590%
Class B Note Rate Capped at 15%                       6.008590%
Certificate Rate Capped at 16%                        6.408590%
Class A Interest Due                              $1,179,417.97
Class B Interest Due                                $727,678.38
Certificate Yield  Due                              $145,007.08
Class A Interest Paid                             $1,179,417.97
Class B Interest Paid                               $727,678.38
Certificate Yield Paid                              $145,007.08
Class A Unpaid Interest                                   $0.00
Class B Unpaid Interest                                   $0.00
Cetificate Unpaid Yield                                   $0.00
Class A Principal Paid                           $11,460,596.38
Class B Principal Paid                                    $0.00
Certificate  Principal Paid                               $0.00
OC Principal Paid                                         $0.00
Beginning Class A Net Charge-Off                          $0.00
Beginning Class B Net Charge-Off                          $0.00
Beginning Certificate Net Charge-Off                      $0.00
Beginning OC Net Charge-Off                               $0.00
Reversals Allocated to Class A                            $0.00
Reversals Allocated to Class B                            $0.00
Reversals Allocated to Certificates                       $0.00
Reversals Allocated to OC  plus Acclerated           $91,975.20
Principal Payments
 Total Charge-Offs:                                       $0.00
Charge-Offs Allocated to Class A                          $0.00
Charge-Offs Allocated to Class B                          $0.00
Charge-Offs Allocated to Certificates                     $0.00
Charge-Offs Allocated to OC                               $0.00
Ending Class A Net Charge-Off                             $0.00
Ending Class B Net Charge-Off                             $0.00
Ending Certificate Net Charge-Off                         $0.00
Ending OC Net Charge-Off                                  $0.00
Interest paid per $1,000 Class A                       1.847459
Principal paid per $1,000 Class A                     17.952062
Interest paid per $1,000 Class B                       5.340969
Principal paid per $1,000 Class B                      0.000000
Yield Paid per $1,000 Certificate                      5.696524
Principal Paid per $1,000 Certificate                  0.000000
                                                 0.00%

Bloomberg Summary
Household Consumer Loan Trust 1996-1


Due Period                                               Oct-98
Monthly Payment Rate (including charge offs)              3.84%
Monthly Draw Rate                                         1.27%
Monthly Net Payment Rate                                  2.58%
Actual Payment Rate                                       2.58%

Annualized Cash Yield                                    18.61%
Annualized Gross Losses                                  10.19%
Annualized Portfolio Yield                                8.42%
Weighted Coupon                                           5.81%
Excess Servicing                                          2.61%


Ending Overcollateralization Percentage (3 mo             9.98%
avg)
Trigger Level                                             4.75%
Excess Overcollateralization                              5.23%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                             5.45%
      60-89 days (Del Stat 2)                             1.91%
      90+ days (Del Stat 3+)                              7.41%

Total Participation Balance (ending)             430,112,348.59